EXHIBIT (j)(2)


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Experts" and to the use of our reports dated November 9, 2001 and September 23, 2002, which are incorporated by reference in this Registration Statement (Form N-1A Nos. 333-76651 and 811-09301) of TIAA-CREF Institutional Mutual Funds.



                                                           /s/ Ernst & Young LLP
                                                           ERNST & YOUNG LLP

New York, New York
September 23, 2002